                        AIM INTERNATIONAL FUNDS, INC.

                      AIM Global Aggressive Growth Fund
                            AIM Global Growth Fund
                            AIM Global Income Fund

                        Supplement dated June 30, 1998
                  to the Prospectus dated February 20, 1998

The third sentence in the second paragraph under the caption "HEDGING STRATEGIES--Options" on page 18 is deleted and replaced in its entirety by the following:

        "A put option is 'covered' if a Fund segregates liquid assets with a value equal to the exercise price of the put option."

The following paragraphs are inserted as a new item under "OTHER INVESTMENT TECHNIQUES," after "Investment in Other Investment Companies" on page 21 of the prospectus:

        "REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with the Funds' investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of any of the Funds.

        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

        To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."

The following paragraphs should be inserted under the heading of "Foreign Securities--Currency Risk" on page 21:

        "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

        The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Portfolio."

The third paragraph under the heading "MANAGEMENT--Portfolio Management" on page 24 of the prospectus is revised as follows:

        The first sentence is revised to read in its entirety as follows:

               "Stephen L. Boyd, Monika H. Degan, A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge, Jonathan C. Schoolar and Barrett K. Sides are primarily responsible for the day-to-day management of Growth Fund."


        The following sentence should be inserted as the 6th sentence in the same paragraph and should read in its entirety as follows:

               "Mr. Boyd has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1998 and has been an investment professional since 1967. Prior to joining AIM, he was a portfolio manager for Van Kampen American Capital from 1989 to 1998."